UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event
reported): April 11, 2011
RehabCare Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-14655	51-0265872

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7733 Forsyth Boulevard Suite 2300 St. Louis, Missouri	63105

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code:
(800) 677-1238

Not applicable

(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
On April 11, 2011, RehabCare Group, Inc. (“RehabCare”) and Kindred Healthcare, Inc. (“Kindred”) issued an joint press release announcing that the waiting period under the Hart-Scott-Rodino Improvement Act of 1976 for Kindred’s previously announced acquisition of RehabCare was terminated on April 8, 2011. A copy of the press release is attached hereto as Exhibit 99.1.
Additional Information About this Transaction
     In connection with the pending transaction with RehabCare Group, Inc., Kindred Healthcare, Inc. has filed with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 (commission file number 333-173050) that includes a joint proxy statement of Kindred and RehabCare that also constitutes a prospectus of Kindred. Kindred and RehabCare will mail the definitive joint proxy statement/prospectus to their respective stockholders after the Registration Statement has been declared effective by the SEC. WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PENDING TRANSACTION WHEN IT BECOMES AVAILABLE BECAUSE IT CONTAINS IMPORTANT INFORMATION. You may obtain a free copy of the joint proxy statement/prospectus (when available) and other related documents filed by Kindred and RehabCare with the SEC at the SEC’s website at www.sec.gov. The joint proxy statement/prospectus (when available) and the other documents filed by Kindred and RehabCare with the SEC may also be obtained for free by accessing Kindred’s website at www.kindredhealthcare.com and clicking on the “Investors” link and then clicking on the link for “SEC Filings” or by accessing RehabCare’s website at www.RehabCare.com and clicking on the “Investor Information” link and then clicking on the link for “SEC Filings.”
Participants in this Transaction
     Kindred, RehabCare and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from their respective stockholders in favor of the pending transaction. You can find information about Kindred’s executive officers and directors in Kindred’s joint proxy statement/prospectus. You can find information about RehabCare’s executive officers and directors in its definitive proxy statement filed with the SEC on March 23, 2010. You can obtain a free copy of these documents from Kindred or RehabCare, respectively, using the contact information above.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits.

99.1	Press release dated April 11, 2011, announcing the termination of the waiting period under the Hart-Scott-Rodino Improvement Act of 1976.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REHABCARE GROUP, INC.
Date: April 11, 2011	By:	/s/ Jay W. Shreiner
Jay W. Shreiner
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1	Press release dated April 11, 2011, announcing the termination of the waiting period under the Hart-Scott-Rodino Improvement Act of 1976.